FIRST AMENDMENT AND WAIVER AGREEMENT


     THIS FIRST AMENDMENT AND WAIVER AGREEMENT (this "First Amendment") is entered into as of September 13, 2005 by and among Harvey Electronics, Inc., a New York corporation ("Borrower"), and Webster Business Credit Corporation ("Lender").

                                  Introduction

     Borrower and Lender are parties to a Loan and Security Agreement dated as of November 21, 2003 (as amended through the date hereof and as further amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement") pursuant to which Lender has agreed to make revolving credit loans and to provide certain other financial accommodations to Borrower.

     Borrower has requested certain amendments to the Loan Agreement and that Lender grant certain waivers under the Loan Agreement. Lender is willing to grant the waivers under and effect the amendments of the Loan Agreement requested by Borrower on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower and Lender agree as follows:

     1. Amendments to the Loan Agreement. Upon the date that this First Amendment shall have been executed by each of the parties hereto and all conditions set forth in Section 3 of this First Amendment have been satisfied, Borrower and Lender agree that the Loan Agreement shall be amended as follows:

     (a) Section 7.21 of the Loan  Agreement is hereby  amended by deleting such
Section  7.21 in its entirety and  inserting in lieu thereof the  following  new
Section 7.21:

     "7.21. Financial Covenants.

          (a) Minimum EBITDA. Have an EBITDA loss, measured as of the last day of each period set forth in the table below, greater than the amount set forth in the table below for such period.

------------------------------------------------------------------------

        Period:                                      Applicable Amount:
------------------------------------------------------------------------

One month period ending August 31, 2005               $(461,000)

Two month period ending September 30, 2005            $(500,000)

Three month period ending October 31, 2005            $(600,000)

------------------------------------------------------------------------

          (b) Capital Expenditures. Make capital expenditures in any fiscal year in excess of $1,800,000.

          (c) Covenant levels with respect to EBITDA and capital expenditures for periods beyond those set forth in the foregoing subsections (a) and (b) will be set at a later date and based upon the applicable Business Plans approved by Lender. Borrower shall submit each such Business Plans in accordance with Section 6.3(c). If Borrower fails to deliver a Business Plan or if Borrower and Lender are unable to mutually agree upon covenant levels with respect to EBITDA and capital expenditures by October 15 of any fiscal year, the minimum Excess Availability at all times thereafter shall be no less than $1,500,000."

     (b) Q4 Business Plan. Borrower has delivered to Lender a business plan and set of Projections for its fiscal quarter ending October 31, 2005, a copy of which is attached hereto as Exhibit A (the "Q4 Business Plan"). For the period from the date that this First Amendment is effective through October 31, 2005, the term "Business Plan" shall mean the Q4 Business Plan for all purposes of the Loan Agreement (as amended hereby).

     2. Waivers.  Lender  hereby waives the Events of Default  arising under (a)
Section 7.21(a) of the Loan Agreement solely to the extent resulting from the Borrower's having allowed EBITDA for the one month period ended July 30, 2005 and the three month period ended July 30, 2005 to be more than $250,000 and $500,000,respectively, less than the EBITDA projected for such one month and three month periods in the Business Plan in effect immediately prior to the effectiveness of this First Amendment and (b) Section 7.21(b) of the Loan Agreement solely to the extent resulting from Borrower having made capital expenditures in fiscal year 2005 in excess of the maximum amount permitted under
Section 7.21(b) for such fiscal year (collectively, the "Identified Events of Default"). The foregoing provisions of this Section 2 relate solely to the Identified Events of Default and shall in no way be deemed or construed as a waiver by Lender of any other Default or Event of Default under the Loan Agreement or any other Loan Document, known or unknown, now existing or occurring subsequent to the date of this First Amendment. Lender expressly reserves the full extent of its rights under the Loan Agreement, the other Loan Documents and applicable law with respect to any Default or Event of Default existing on the date hereof and not specified herein as an Identified Event of Default.

     3. Conditions Precedent to First Amendment. The satisfaction of each of the following, unless waived or deferred by Lender in its Permitted Discretion constitute conditions precedent to the effectiveness of this First Amendment:

     (a) Lender shall have received this First Amendment, duly executed by Borrower;

     (b) the representations and warranties in this First Amendment, the Loan Agreement, as amended hereby, and the other Loan Documents shall be true and correct in all respects on and as of the date hereof, as though made on such date (except to the extent that such representations and warranties relate solely to an earlier date);

     (c) no Event of Default (other than the Identified Events of Default) shall have occurred and be continuing on the date hereof, and no Default or Event of Default shall result from the consummation of the transactions contemplated herein;

     (d) no injunction, writ, restraining order, or other order of any nature prohibiting, directly or indirectly, the consummation of the transactions contemplated herein shall have been issued and remain in force by any court or other governmental authority against Borrower or Lender;

     (e) Lender shall have received a first amendment fee of $5,000, which first amendment fee shall be fully-earned and payable on the date hereof; and

     (f) Lender shall have received payment in full of its out-of-pocket expenses (including reasonable attorneys' fees and expenses) incurred in connection with the Loan Agreement and this First Amendment.

     4. Representations and Warranties. Borrower hereby represents and warrants to the Lender that:

     (a) the execution, delivery, and performance of this First Amendment, the Loan Agreement and the other Loan Documents (i) are within Borrower's corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) do not require any approval or consent of any Person under any contractual obligation of the Borrower and (iv) do not contravene (A) any law, rule, or regulation, or any order, judgment, decree, writ or injunction, or award of any arbitrator, court, or Governmental Authority, (B) the terms of its charter, bylaws or other operative or formative documents or (C) any contract or undertaking to which it is a party or by which any of its properties may be bound or affected;

     (b) this First Amendment has been duly executed and delivered by Borrower;

     (c)  this  First  Amendment  and the  Loan  Agreement  and the  other  Loan
Documents, each as previously amended and as amended hereby, constitute Borrower's legal, valid, and binding obligations, enforceable against Borrower in accordance with their respective terms;

     (d) Borrower is in compliance with all of the terms and provisions set forth in the Loan Agreement and each of the other Loan Documents, each as previously amended and as amended hereby, on its part to be observed or performed on or prior to the date hereof; and

     (e) after giving effect to this First Amendment, no Default or Event of Default has occurred and is continuing.

     5. Reaffirmation. Borrower further reaffirms all of its obligations under the Loan Agreement and the other Loan Documents, each as previously amended and as amended hereby.

     6. Effect on Loan Agreement. Except as expressly provided herein, the execution, delivery, and performance of this First Amendment shall not operate as a waiver or an amendment of any right, power, or remedy of the Lender under the Loan Agreement or any other Loan Document. Except to the extent expressly amended hereby, the Loan Agreement and all other Loan Documents shall be unaffected hereby, shall continue in full force and effect, are hereby in all respects ratified and confirmed, and shall constitute the legal, valid, binding and enforceable obligations of Borrower to the Lender.

     7. No Novation; Entire Agreement. This First Amendment evidences solely Lender's waiver of the Identified Events of Default and the amendment of the terms and provisions of Borrower's obligations under the Loan Agreement and is not a novation or discharge thereof. There are no other understandings, express or implied, between Lender and Borrower regarding the subject matter hereof.

     8. Choice of Law. The validity of this First Amendment, its construction, interpretation and enforcement, and the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of The Commonwealth of Massachusetts without regard to conflicts of laws principles.

     9. Definitions and Construction.

     (a) Capitalized terms used but not otherwise defined herein shall have the respective meanings given to such terms in the Loan Agreement, as amended hereby.

     (b) Upon and after the effectiveness of this First Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement, and each reference in the other Loan Documents to "the Loan Agreement", "thereunder", "therein", "thereof", or words of like import referring to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended hereby.

     10. Counterparts; Telefacsimile Execution. This First Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this First Amendment by facsimile shall be as effective as delivery of a manually executed counterpart of this First Amendment. Any party delivering an executed counterpart of this First Amendment by facsimile also shall deliver a manually executed counterpart of this First Amendment but the failure to deliver a manually executed counterpart shall not affect the validity, enforceability, and binding effect of this First Amendment.

                   [Signatures appear on the following page.]

     IN WITNESS WHEREOF, Borrower and Lender caused this First Amendment to be executed as of the date first above written.

                                    BORROWER:

                                    HARVEY ELECTRONICS, INC.



                                    By:/s/Joseph J. Calabrese
                                    -------------------------
                                       Joseph J. Calabrese
                                       Executive Vice President


                                    LENDER:

                                    WEBSTER BUSINESS CREDIT CORPORATION



                                    By:/s/Christopher O'Connor
                                    --------------------------
                                    Christopher O'Connor
                                    Executive Vice President